EXHIBIT 32.2

CONSOL Energy Inc.

1800 Washington Road

Pittsburgh, Pennsylvania 15241

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, W. J. Lyons, Senior Vice President and Chief Financial Officer (principal accounting officer) of CONSOL Energy Inc. (the “Registrant”), certify that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2003 of the Registrant (the “Report”):

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ W. J. LYONS

Name:W. J. Lyons
Date: February 5, 2004

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